Financial Investors Trust

United Association S&P 500 Index Fund

SUPPLEMENT DATED APRIL 16, 2002
TO THE PROSPECTUS

DATED AUGUST 28, 2001

The following information supplements and should be read in conjunction with the information provided in the Fund's prospectus dated August 28, 2001.

Effective May 1, 2002, ALPS Distributors, Inc. ("ADI") will no longer waive the distribution fee that it is entitled to receive from the United Association S&P 500 Index Fund (the "Fund").

The table entitled "Annual Fund Operating Expenses" and the footnote thereto on page 3 of the prospectus shall be deleted in their entirety and replaced with the following table and footnotes:

Annual Fund Operating Expenses (expenses that are deducted from Fund Assets)	Class I	Class II
Management Fees	0.01%	0.01%
Distribution (12b-1) Fees	None	0.10%
Other Expenses	0.11%	0.11%
Total Annual Fund Operating Expenses	0.12%	0.22%
Fee Waiver	(0.05)%[1,2,3]	(.05)%[1,2,3]
Net Annual Fund Operating Expenses	0.07%	0.17%

1ALPS Mutual Funds Services, Inc. ("ALPS" or the "Administrator") has contractually agreed to waive the administration fee that it is entitled to receive from the Fund to .055% for the current fiscal year.

2 National City Investment Management Company, the Adviser to the Fund, has contractually agreed to waive the advisory fee that it is entitled to receive from the Fund to .0075% for the current fiscal year.

3 National City Bank, the Custodian to the Fund, has contractually agreed to waive the custody fee that it is entitled to receive from the Fund to .0025% for the current fiscal year.

The example on page 4 of the prospectus shall be deleted in its entirety and replaced with the following example:

	One Year	Three Years	Five Years	Ten Years
Class I	$7	$34	$63	$149
Class II	$17	$66	$119	$275

The second sentence of the second paragraph under the section entitled "Distribution Plan" on page 11 of the prospectus shall be deleted in its entirety.